UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 17, 2016

DineEquity, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

450 North Brand Boulevard, Glendale, California	91203-2306
(Address of principal executive offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Stockholders of DineEquity, Inc., a Delaware corporation (the “Corporation”), approved the DineEquity, Inc. 2016 Stock Incentive Plan (the “Plan”) at the 2016 Annual Meeting of Stockholders held on May 17, 2016 (the “Annual Meeting”).  A description of the material terms of the Plan is set forth in the Corporation’s 2016 Proxy Statement filed with the Securities and Exchange Commission on April 4, 2016 (“Proxy Statement”), which description is hereby incorporated by reference.

The summary above does not purport to be complete and is qualified in its entirety by reference to the description of the Plan and the full text of the Plan as set forth in the Proxy Statement.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following matters set forth in our Proxy Statement were voted upon at the Corporation’s Annual Meeting.  The results of the vote are indicated below.

Proposal One:  Election of Four Class I Directors.

The nominees listed below were elected to serve as Class I directors for a three-year term with the respective votes set forth opposite their names:

	For	Withheld	Broker Non-Votes
Howard M. Berk	16,217,146	31,028	1,259,571

Daniel J. Brestle	16,066,147	182,027	1,259,571

Caroline W. Nahas	15,174,547	1,073,627	1,259,571

Gilbert T. Ray	16,199,847	48,327	1,259,571

The following directors continued in office after the Annual Meeting:  Larry A. Kay, Douglas M. Pasquale, Julia A. Stewart, Richard J. Dahl, Stephen P. Joyce and Patrick W. Rose.

Proposal Two: Ratification of the Appointment of Ernst & Young LLP as the Corporation’s Independent Auditor for the 2016 Fiscal Year.

The stockholders ratified the appointment of Ernst & Young LLP as independent auditor of the Corporation for the 2016 fiscal year.  The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
17,450,332	52,262	5,151	0

Proposal Three:  Approval, on an Advisory Basis, of the Compensation of the Corporation’s Named Executive Officers.

The stockholders approved, on an advisory basis, the compensation of the Corporation’s named executive officers as disclosed in the Proxy Statement.  The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
11,913,330	4,276,033	58,811	1,259,571

Proposal Four:  Approval of the DineEquity, Inc. 2016 Stock Incentive Plan

The stockholders approved the DineEquity, Inc. 2016 Stock Incentive Plan.  The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
11,973,867	4,219,225	55,082	1,259,571

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 17, 2016	DINEEQUITY, INC.

	By:	/s/ Bryan R. Adel
Bryan R. Adel
Senior Vice President, Legal, General Counsel and Secretary